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                                                                   EXHIBIT 10.44


                                AMENDMENT NO. 2
                                       TO
                     CHANGE-IN-CONTROL SEVERANCE AGREEMENT


     THIS AMENDMENT (the "Amendment") is made and entered into as of December 31, 1998, by and between Ventas, Inc. (successor to Vencor, Inc.), a Delaware corporation ("Ventas" or the "Company"), and W. Bruce Lunsford (the "Employee").

                                   RECITALS:

     A. Employee is a party to a Change-in-Control Severance Agreement with the Company (the "Agreement"), dated as of November 15, 1995, and amended as of November 19, 1997.

     B. Employee has elected to resign as Chief Executive Officer of Ventas effective as at the close of business on December 31, 1998, and continue in his capacity as Chairman of Ventas.

     NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements contained herein, and intending to be legally bound hereby, the Agreement is hereby amended, effective December 31, 1998, as follows:

     1. Section 1(h) of the Agreement is hereby amended by adding the following phrase immediately preceding the end thereof:

     "; provided, however, that the Employee shall be deemed not to have
        --------  -------
     incurred a Termination of Employment as a result of the Employee's resignation as Chief Executive Officer of the Company and continuation as Chairman of the Company."

     2. All capitalized terms used in this Amendment shall have the same definitions as set forth in the Agreement.
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                    VENTAS, INC.


                                    ___________________________
                                  By:
                                 Title:



                                    EMPLOYEE


                                    ____________________________
                                    W. Bruce Lunsford

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